United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                Investment Company Act file number: 811-05207

                              ACM Income Fund, Inc.
               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105 (Address of principal executive offices) (Zip code)

                              Edmund P. Bergan, Jr.
                        Alliance Capital Management, L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                   Date of fiscal year end: December 31, 2003

                     Date of reporting period: June 30, 2003

ITEM 1.  REPORTS TO STOCKHOLDERS.



[LOGO] AllianceBernstein(SM)
       Investment Research and Management


ACM Income Fund


                                               Semi-Annual Report--June 30, 2003

      Investment Products Offered
===================================
      o Are Not FDIC Insured
      o May Lose Value
      o Are Not Bank Guaranteed
===================================

AllianceBernstein Investment Research and Management, Inc., the principal underwriter of the AllianceBernstein mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

August 12, 2003

Semi-Annual Report
This report provides management's discussion of fund performance for ACM Income Fund (the "Fund") for the semi-annual reporting period ended June 30, 2003.

Investment Objectives and Policies
This closed-end fund is designed to provide high current income consistent with the preservation of capital. The Fund invests principally in U.S. government obligations. The Fund may also invest a portion of its assets in other fixed income securities, including those issued by foreign governments. Additionally, the Fund may utilize other investment instruments, including options and futures and employs leverage.


Investment Performance
The following table shows how the Fund performed over the past six- and 12-month periods ended June 30, 2003. For comparison, we have included the performance of the Fund's benchmark, the Lehman Brothers (LB) Aggregate Bond Index.


   INVESTMENT RESULTS*
   Periods Ended June 30, 2003
                                                   =============================
                                                             Returns
                                                   =============================
                                                   6 Months            12 Months
--------------------------------------------------------------------------------
   ACM Income
   Fund (NAV)                                       15.30%              35.46%
--------------------------------------------------------------------------------
   Lehman Brothers
   Aggregate
   Bond Index                                        3.93%              10.40%
--------------------------------------------------------------------------------

   * The Fund's investment results are for the periods shown and are based on the net asset value (NAV) of the Fund as of June 30, 2003. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

   The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the
   LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. It includes Treasury, agency and corporate bond issues, as well as mortgage-backed securities. The index does not reflect fees and expenses. An investor cannot invest directly in an index, and its results are not indicative of any particular investment, including ACM Income Fund.



The Fund posted strong returns and significantly outperformed its benchmark, the LB Aggregate Bond Index, for both the six- and 12-month periods ended June 30, 2003. The Fund's high yield and emerging market allocation, which outperformed the traditional fixed income sectors within the index, contributed to its outperformance. In addition, the Fund's use of leverage also contributed to outperformance.

Within the emerging market sector, the Fund's holdings in Brazil and Russia materially helped performance, as both countries performed in the top tier of that asset class. Russia continued to show strong economic numbers, reflecting in part reduced debt, an increase in the budget surplus and strong industrial production. Brazilian debt performed strongly, in response to tight fiscal policy and positive initiatives including tax and social security


-------------------------------------------------------------------------------
                                                             ACM INCOME FUND o 1
reforms. Within the high yield sector, both the Fund's sector allocation and security selection added to relative performance.

Market Review and Investment Strategy
Fixed income securities posted solid returns for the semi-annual reporting period in an environment of a stagnant economic recovery and uncertainty arising from the Iraqi conflict. Treasury yields reached 45-year record lows by mid-June, as worries about a weak economy and the potential for deflation filtered through the marketplace. However, by the end of the reporting period, we saw a swift end to the war, the avoidance of a SARS epidemic and increased speculation that the economy would turn. Equity markets began to rebound, and credit sectors within the fixed income markets performed strongly. With government rates so low, the market saw increased demand for higher yielding asset classes which benefited both the emerging debt and high yield markets.

For the period under review, the emerging market debt class, as measured by the J.P. Morgan Emerging Markets Bond Index Plus, returned a strong 19.47%. Latin countries outperformed non-Latin regions, returning 22.62% and 15.30%, respectively. Top performing countries were Brazil, Ecuador, Argentina and Russia, while Turkey, Poland, Morocco and Bulgaria lagged. All emerging market debt countries, however, posted positive returns for the period.

The high yield market, as measured by the Credit Suisse First Boston High Yield Index (Developed Countries Only) returned 17.26%. Technicals helped the high yield market, as inflows into high yield mutual funds exceeded $22 billion--more than double the amount that flowed into high yield mutual funds in all of 2002. New issue supply was also robust, running 50% ahead of last year, as issuers moved to refinance their debt. The default rate continued to decline during the period from its highs of early 2002, and the downgrade-upgrade ratio continued to show improvement.

During the semi-annual reporting period, we shortened the duration of the Fund's government holdings, as yields reached multi-decade lows and our expectations of a potential market sell-off increased. Shorter duration bonds are generally less sensitive to changes in interest rate levels. Within the emerging market sector, we maintained most of the Fund's holdings throughout the period, with a continued focus on Russia and Brazil, both of which performed well during the period. Within the high yield sector, we modestly reduced the Fund's allocation as spreads tightened, after posting extraordinary gains in the last six months.


--------------------------------------------------------------------------------
2 o ACM INCOME FUND

PORTFOLIO SUMMARY
June 30, 2003 (unaudited)

INCEPTION DATE
8/28/87

PORTFOLIO STATISTICS
Net Assets ($mil): 1,958.5

SECURITY TYPE
   65.6% Treasury & Government Agency
   22.7% Sovereign                        (Pie Chart Omitted)
   10.4% Corporate
    0.6% Preferred Stock

    0.7% Short-Term


COUNTRY BREAKDOWN
  75.5% United States
   6.8% Russia
   6.1% Brazil
   3.0% Turkey
   2.7% Mexico                             (Pie Chart Omitted)
   1.3% Colombia
   0.7% Netherlands
   0.7% Venezuela
   0.5% Canada
   0.5% Philippines

   2.2%     Other



All data as of June 30, 2003. The Fund's security type and country breakdown are expressed as a percentage of total investments and may vary over time. "Other" represents less than 0.5% weightings in the following countries: Ecuador, Peru, Uruguay, Panama, United Kingdom, France, Luxembourg, and Ukraine.

--------------------------------------------------------------------------------
                                                             ACM INCOME FUND o 3

PORTFOLIO OF INVESTMENTS
June 30, 2003 (unaudited)

                                                  Principal
                                                     Amount
                                                      (000)    U.S. $ Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY
   OBLIGATIONS-88.0%
U.S. Treasury Bonds-46.9%
   3.375%, 4/15/32 (TIPS)(a) ...............   $     97,344   $117,877,040
   5.250%, 11/15/28(a) .....................         60,000     65,332,080
   11.25%, 2/15/15(a)(b) ...................        160,000    272,700,000
   12.00%, 8/15/13(a) ......................         82,000    119,191,510
   12.50%, 8/15/14(a) ......................         70,300    108,462,496
   13.25%, 5/15/14(a)(b) ...................        150,000    234,843,750
                                                              ------------
                                                               918,406,876
                                                              ------------
U.S. Treasury Strips-13.2%
   Zero coupon, 5/15/17(a) .................        260,000    141,194,040
   Zero coupon, 11/15/21(a) ................        285,350    116,623,401
                                                              ------------
                                                               257,817,441
                                                              ------------
U.S. Treasury Notes-12.9%
   2.00%, 5/15/06(a) .......................         65,000     65,710,970
   2.625%, 5/15/08(a) ......................         85,000     85,803,590
   3.625%, 1/15/08(a)(c) ...................         56,889     63,840,153
   3.625%, 5/15/13(a)(c) ...................         29,001     29,236,662
   3.875%, 2/15/13(a) ......................          3,030      3,118,888
   4.00%, 11/15/12(a) ......................          4,664      4,854,753
   4.375%, 8/15/12(a) ......................            700        750,778
                                                             -------------
                                                               253,315,794
                                                             -------------
Mortgage Related Securities-11.8%
Federal Home Loan Mortgage
  Corporation
   4.05%, TBA(a) ...........................         25,000     25,685,500
Federal National Mortgage
  Association
   5.00%, TBA ..............................         75,000     75,914,100
   7.00%, TBA ..............................        100,000    106,406,200
Government National Mortgage
  Association
  7.50%, 3/15/32(c) ..........................       21,644     23,012,523
                                                             -------------
                                                               231,018,323
                                                             -------------
Resolution Funding Corp.-3.2%
   Zero coupon, 10/15/20 ...................        150,000     62,977,500
                                                             -------------
Total U.S. Government and Agency
  Obligations
  (cost $1,573,125,171).....................                 1,723,535,934
                                                             -------------
SOVEREIGN DEBT OBLIGATIONS-30.5%
Sovereign Debt Securities-27.8%
Argentina-0.0%
Republic of Argentina, FRN
 1.37%, 8/03/12(c).................                   1,041        616,793
                                                             -------------


--------------------------------------------------------------------------------
4 o ACM INCOME FUND

                                             Principal
                                                Amount
                                                 (000)   U.S. $ Value
--------------------------------------------------------------------------------
Belize-0.0%
Republic of Belize
  9.50%, 8/15/12(c) ....................   $       350   $   355,029
                                                       -------------

Brazil-6.0%
Republic of Brazil
   8.875%, 4/15/24(c) ................           2,775     2,150,625
   9.375%, 4/07/08(c) ................             850       835,125
   10.00%, 1/16/07(c) ................           3,900     4,017,000
   10.125%, 5/15/27(c) ...............           1,150       993,600
   11.00%, 1/11/12(c) ................          12,250    12,145,875
   11.00%, 8/17/40(c)(d) .............          28,149    25,485,845
   11.25%, 7/26/07(c) ................           2,825     2,993,087
   11.50%, 3/12/08(c) ................             200       209,800
   12.00%, 4/15/10(c) ................          14,550    15,204,750
   12.75%, 1/15/20(c) ................           1,575     1,638,000
   14.50%, 10/15/09(c) ...............          11,535    13,224,877
Brazilian Real Structured Notes
   19.70%, 7/01/03(e) ................ BRL      23,040    10,221,400
   Zero Coupon, 2/16/06(e) ...........         141,317    27,373,146
                                                         -----------
                                                         116,493,130
                                                         -----------
Bulgaria-0.0%
Republic of Bulgaria
   8.25%, 1/15/15(e) .................       $    200       236,300
                                                         -----------

Colombia-1.8%
Republic of Colombia
   8.70%, 2/15/16(c) .................             400       394,000
   9.75%, 4/23/09(c) .................             150       168,600
   10.00%, 1/23/12(c) ................             415       467,912
   10.50%, 7/09/10(c) ................             650       747,500
   10.75%, 1/15/13(c) ................           2,275     2,659,475
   11.75%, 2/25/20(c) ................          19,950    24,787,875
Columbian Peso Structured Note
   15.00%, 3/15/07(e) ...............COP    15,237,183     5,685,600
                                                         -----------
                                                          34,910,962
                                                         -----------
Costa Rica-0.0%
Republic of Costa Rica
   8.05%, 1/31/13(e) ....................          225       243,000
                                                          -----------
Ecuador-0.6%
Republic of Ecuador
   6.00%, 8/15/30(e)(f) ..............             675       405,000
   6.00%, 8/15/30(e) .................          17,000    10,200,000
   12.00%, 11/15/12(e) ...............             175       139,387
                                                         -----------
                                                          10,744,387
                                                         -----------
El Salvador-0.0%
Republic of El Salvador
   7.75%, 1/24/23(e) ....................          300       309,000
                                                       -------------


--------------------------------------------------------------------------------
                                                             ACM INCOME FUND o 5

--------------------------------------------------------------------------------
                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------
Mexico-3.6%
Mexican Bonos
   9.00%, 12/20/12, Series MI10(c) ...   MXP     117,939   $    11,786,574
   9.50%, 3/08/07 Series M5L(c) ......           328,855        34,362,177
   10.50%, 7/14/11(c) ................           115,276        12,482,584
United Mexican States
   6.625%, 3/03/15(c) ................   $         4,675         4,990,562
   11.375%, 9/15/16(c) ...............             4,705         6,834,012
                                                           ---------------
                                                                70,455,909
                                                           ---------------
Panama-0.4%
Republic of Panama
   9.375%, 7/23/12(c) ................             2,000         2,310,000
   9.625%, 2/08/11(c) ................               450           519,750
   10.75%, 5/15/20(c) ................             4,025         4,980,937
                                                           ---------------
                                                                 7,810,687
                                                           ---------------
Peru-0.5%
Republic of Peru
   9.125%, 1/15/08(c) ................             3,825         4,169,250
   9.125%, 2/21/12(c) ................             5,225         5,592,056
                                                           ---------------
                                                                 9,761,306
                                                           ---------------
Philippines-0.7%
Republic of Philippines
   9.00%, 2/15/13(c) .................             5,925         6,369,375
   9.875%, 1/15/19(c) ................             4,750         5,244,000
   10.625%, 3/16/25(c) ...............             1,425         1,669,387
                                                           ----------------
                                                                13,282,762
                                                           ---------------
Russia-9.1%
Russian Federation
   5.00%, 3/31/30(e)(f) ..............           172,555       167,486,197
Russian Ministry of Finance
   3.00%, 5/14/06(c) .................            10,330        10,059,354
   3.00%, 5/14/08(c) .................               600           546,720
                                                           ---------------
                                                               178,092,271
                                                           ---------------
South Africa-0.0%
Republic of South Africa
7.375%, 4/25/12(c) ...................               750           862,500
                                                            ---------------
Turkey-4.0%
Republic of Turkey
   11.00%, 1/14/13(c) ................               500           504,500
   11.875%, 1/15/30(c) ...............               425           439,450
   12.375%, 6/15/09(c) ...............               200           213,800
Turkish Lira Structured Notes
   Zero Coupon, 10/09/03(e) ..........TRL 36,053,835,041        23,245,050
   Zero Coupon, 12/04/03(e) ..........    49,061,686,005        29,375,040
   Zero Coupon, 1/29/04(e) ...........    42,574,092,239        24,364,935
                                                           ---------------
                                                                78,142,775
                                                           ---------------


--------------------------------------------------------------------------------
6 o ACM INCOME FUND

                                            Principal
                                               Amount
                                                (000)         U.S. $ Value
--------------------------------------------------------------------------------

Ukraine-0.1%
Republic of Ukraine
   7.65%, 6/11/13(e) .................   $        500         $    497,500
   11.00%, 3/15/07(c) ................          1,169            1,283,055
                                                              ------------
                                                                 1,780,555
                                                              ------------
Uruguay-0.5%
Republic of Uruguay
   7.25%, 2/15/11(c) .................            935              752,675
   7.50%, 3/15/15(c) .................          4,526            3,507,844
   7.875%, 1/15/33(c)(g) .............          8,130            5,508,075
                                                              ------------
                                                                 9,768,594
                                                              ------------
Venezuela-0.5%
Republic of Venezuela
   9.25%, 9/15/27(c) ....................      13,375            9,864,063
                                                              ------------
Total Sovereign Debt Securities
   (cost $397,765,114) ...............                         543,730,023
                                                              ------------
Non-Collateralized Brady Bonds-2.7%
Brazil-2.2%
Republic of Brazil
   C-Bonds
   8.00%, 4/15/14(c) ....................      48,949           43,015,984
   DCB FRN
   2.188%, 4/15/12(c) ...................         425              319,673
                                                              ------------
                                                                43,335,657
                                                              ------------
Peru-0.0%
Republic of Peru FLIRB
   4.50%, 3/07/17(c)(f) .................          50               39,375
Republic of Peru
   5.00%, 3/07/17(c) ....................         288              244,800
                                                              ------------
                                                                   284,175
                                                              ------------
Venezuela-0.5%
Republic of Venezuela
   DCB FRN
   1.875%, 12/18/07(c) ..................      10,929            8,742,857
                                                              ------------
Total Non-Collateralized Brady
  Bonds
  (cost $44,669,025) .................                          52,362,689
                                                              ------------
Total Sovereign Debt Obligations
  (cost $442,434,139) ................                         596,092,712
                                                              ------------
CORPORATE DEBT OBLIGATIONS-13.9%
Australia-0.0%
WMC Finance USA
   5.125%, 5/15/13(e) ...................         500              517,394
                                                              ------------


--------------------------------------------------------------------------------
                                                             ACM INCOME FUND o 7

                                            Principal
                                               Amount
                                                (000)         U.S. $ Value
--------------------------------------------------------------------------------
Brazil-0.0%
Banco Nac De Desen Econo
   6.50%, 6/15/06(e) .............           $    150          $   152,625
Petrobras International Finance
   9.875%, 5/09/08(c) ............                300              332,250
Unibanco Uniao De Banco
   9.375%, 4/30/12(e)(f) .........                225              224,750
                                                               -----------
                                                                   709,625
                                                               -----------
Canada-0.6%
Doman Industries
   12.00%, 7/01/04(c) .........                 3,000            3,090,000
Fairfax Financial Holdings
   7.375%, 4/15/18(c) .........                 4,500            3,960,000
   8.30%, 4/15/26(c) ..........                 5,000            4,450,000
Falconbridge Ltd. .............
   5.375%, 6/01/15(c) ............                450              431,822
                                                               -----------
                                                                11,931,822
                                                               -----------
France-0.1%
Crown Euro Holdings SA
  10.875%, 3/01/13(e) ...........               2,105            2,304,975
                                                               -----------
Luxembourg-0.1%
Mobile Telesystems Finance S.A
  9.75%, 1/30/08(e) .............               2,110            2,299,900
                                                               -----------
Malaysia-0.0%
Petronas Capital Ltd. .........
   7.875%, 5/22/22(e) ............                500              594,995
                                                               -----------
Netherlands-0.9%
Hurricane Finance BV
   9.625%, 2/12/10(e) .........                   200              217,000
Kazkommerts International BV
   8.50%, 4/16/13(e) ..........                   875              872,813
Mobifon Holdings BV
   12.50%, 7/31/10(e) .........                 5,205            5,439,225
TPSA Finance BV
   7.75%, 12/10/08(e) .........                10,000           11,600,000
                                                               -----------
                                                                18,129,038
                                                               -----------
Russia-0.1%
Gazprom OAO
   9.625%, 3/01/13(e) .........                   450              497,250
Tyumen Oil
   11.00%, 11/06/07(c) ........                   225              261,685
   11.00%, 11/06/07(e) ........                   200              232,250
                                                               -----------
                                                                   991,185
                                                               -----------

--------------------------------------------------------------------------------
8 o ACM INCOME FUND

                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------
United Kingdom-0.5%
Avecia Group PLC
  11.00%, 7/01/09(c)..............               $ 7,500   $     6,825,000
British Telecommunications PLC
  8.125%, 12/15/10(c)(f)..........                 1,500         1,900,317
                                                           ---------------
                                                                 8,725,317
                                                           ---------------
United States-11.6%
Alabama Power Co. Series S
   5.875%, 12/01/22(c)...............                900           968,482
Allied Waste North America, Inc.
   Series B
   10.00%, 8/01/09...................              8,000         8,540,000
Anchor Glass Container
   11.00%, 2/15/13(e)................              5,025         5,514,938
Anthem, Inc.
   6.80%, 8/01/12(c).................              4,000         4,677,952
AOL Time Warner, Inc.
   7.70%, 5/01/32(c).................                167           195,703
Berry Plastics
   10.75%, 7/15/12(c)................              6,820         7,536,100
Charter Communications Holdings
   Zero coupon, 5/15/11(c)(h).....                10,000         5,100,000
   10.75%, 10/01/09(c)............                 4,655         3,630,900
Citgo Petroleum Corp.
   11.375%, 2/01/11(e)...............             10,450        11,704,000
CIT Group, Inc.
   7.75%, 4/02/12....................              2,000         2,388,622
Citigroup, Inc.
   5.625%, 8/27/12...................              2,000         2,207,464
Clear Channel Communications
   5.75%, 1/15/13(c).................                220           238,461
Comerica Bank
   8.375%, 7/15/24...................              2,000         2,414,332
Conocophillips
   4.75%, 10/15/12(c)................              1,525         1,614,702
Dominion Resource Capital Trust III
   8.40%, 1/15/31(c).................                500           629,657
EOP Operating LP
   5.875%, 1/15/13(c)................                500           540,053
Finova Group, Inc.
   7.50%, 11/15/09...................             17,500         7,700,000
First Energy Corp. Series C
   7.375%, 11/15/31(c)...............              1,020         1,146,780
Ford Motor Company
   7.45%, 7/16/31(c).................              1,200         1,102,327
Freeport-McMoran C&G
   10.125%, 2/01/10(c)...............                500           560,000
General Motors Acceptance Corp.
   8.00%, 11/01/31(c)................                 99            97,403
General Motors Corp.
   8.375%, 7/15/33(c)................              1,000           986,200


--------------------------------------------------------------------------------
                                                             ACM INCOME FUND o 9

                                             Principal
                                                Amount
                                                 (000)        U.S. $ Value
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc.
   5.70%, 9/01/12.................            $ 2,900      $     3,191,772
HCA Inc.
   6.25%, 2/15/13(c)..............                250              255,319
   7.58%, 9/15/25(c)..............                630              657,872
   7.69%, 6/15/25(c)..............                355              370,212
Household Finance Corp.
   6.75%, 5/15/11(c)..............              1,500            1,744,771
Huntsman ICI Chemicals LLC
   10.125%, 7/01/09(c)............              7,500            7,237,500
J.P. Morgan Chase & Co.
   5.75%, 1/02/13(c)..............              2,100            2,300,136
   6.625%, 3/15/12................              1,400            1,617,867
Lyondell Chemical Co.
   10.875%, 5/01/09(c)............              7,990            7,470,650
Meristar Hospitality Operations
   Finance
   10.50%, 6/15/09(c).............              4,120            4,233,300
Merrill Lynch & Co.
   6.00%, 2/17/09(c)..............                100              112,552
Nextel Communications
   10.65%, 9/15/07(c)(f)..........              7,900            8,196,250
Nextel Partners, Inc.
   12.50%, 11/15/09(c)(f).........              8,500            9,605,000
Northrop Grumman Corp.
   7.75%, 2/15/31(c)..............              2,950            3,796,523
On Semiconductor Corp.
   12.00%, 3/15/10(c).............              5,005            5,580,575
Pemex Project
   9.125%, 10/13/10(c)............                500              606,250
Pliant Corp.
   13.00%, 6/01/10(c).............              7,625            7,205,625
Progress Energy, Inc.
   6.85%, 4/15/12(c)..............                600              691,901
Qwest Services Corp.
   14.00%, 12/15/14(e)............             19,907           23,191,655
Resolution Performance
   13.50%, 11/15/10(c)............              6,575            6,607,875
Rite Aid Corp.
   11.25%, 7/01/08(c).............              5,220            5,637,600
Rural Cellular Corp.
   9.75%, 1/15/10.................             13,000           11,570,000
Six Flags, Inc.
   9.75%, 4/15/13(e)..............              3,505            3,487,475
Sprint Capital Corp.
   6.875%, 11/15/28(c)............              7,000            7,047,894
   8.75%, 3/15/32(c)..............              3,000            3,603,777
Swift & Co.
   10.125%, 10/01/09(e)...........              6,580            6,876,100
Trump Holdings & Funding
   11.625%, 3/15/10(e)............              5,085            4,881,600



--------------------------------------------------------------------------------
10 o ACM INCOME FUND

                                            Shares or
                                            Principal
                                               Amount
                                                (000)         U.S. $ Value
--------------------------------------------------------------------------------

TRW Automotive Inc.
   11.00%, 2/15/13(e)................         $ 2,650      $     2,901,750
Universal City Development
   11.75%, 4/01/10(e)................           2,525            2,783,813
Venetian Casino
   11.00%, 6/15/10(c)................           6,000            6,795,000
Verizon Global Funding Corp.
   7.375%, 9/01/12(c).............              1,440            1,760,026
   7.75%, 6/15/32.................              1,215            1,552,159
Williams Cos Inc. Series A
   7.50%, 1/15/31(c)..............              4,025            3,823,750
                                                           ---------------
                                                               226,888,625
                                                           ---------------
Total Corporate Debt Obligations
  (cost $253,623,995)............                              273,092,876
                                                           ---------------
PREFERRED STOCKS-0.7%
CSC Holding, Inc.(c)
   (cost $7,056,176)..............            140,829           14,473,152
                                                           ---------------
WARRANTS-0.0%
Central Bank of Nigeria
   Warrants, expiring 11/15/20(i)....           4,500                   -0-
Republic of Venezuela
   Warrants, expiring 4/15/20(i).....           1,785                   -0-
                                                           ---------------
Total Warrants
   (cost $0)......................                                      -0-
                                                           ---------------
SHORT-TERM INVESTMENTS-0.9%
Repurchase Agreement-0.7%
Deutsche Bank Securities Inc.(c)
   1.00%, dated 6/30/03, due
   7/01/03 in the amount of
   $13,100,364 (collaterized by
   $13,790,000 FHLMC, Zero
   Coupon due 12/31/03 value--
   $13,789,504)
   (cost $13,100,000)................          13,100           13,100,000
                                                           ---------------
U.S. Treasury Obligation-0.2%
U.S. Treasury Bills
   Zero Coupon, 9/18/03(j)
   (cost $4,991,222).................           5,000            4,991,222
                                                           ---------------
Total Short-Term Investments
   (cost $18,091,222)................                           18,091,222
                                                           ---------------
TOTAL INVESTMENTS
   (cost $2,294,330,703)..........                           2,625,285,896
Other assets less liabilities*-(34.0%)                        (666,787,152)
                                                           ---------------
NET ASSETS-100.0%.................                         $ 1,958,498,744
                                                           ---------------


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 11

SECURITY LENDING INFORMATION
Includes cash collateral received of $49,718,580 for securities on loan as of June 30, 2003 (see Note E). The lending agent invested the cash collateral in a short-term investment as follows:
                                                                   Percent
                            Current                    U.S. $      of Net
                             Yield       Shares         Value      Assets
                              ---         ----          ----         ---
UBS Private Money
  Market Fund LLC            1.15%     49,718,580    $49,718,580    2.5%

FINANCIAL FUTURES CONTRACTS SOLD (see Note C)

                                                                 Value at
                    Number of       Expiration      Original      June 30,      Unrealized
        Type        Contracts          Month          Value         2003       Appreciation
  ---------------  -----------     ------------    ---------     ----------    -------------
U.S.Treasury Note                   September
5 Year Futures        4,665            2003       $538,633,079   $537,058,125     $1,574,954

FORWARD EXCHANGE CURRENCY CONTRACTS (see Note C)

                                          U.S. $
                        Contract        Value on         U.S. $         Unrealized
                          Amount     Origination        Current      Appreciation/
                           (000)            Date          Value     (Depreciation)
----------------------------------------------------------------------------------
Buy Contracts
Canadian Dollar,
settling 8/13/03.....     27,000     $19,986,971      $19,861,720       $(125,251)
Euro,
settling 8/27/03.....     18,089      20,846,026       20,771,174         (74,852)
Mexican Peso,
settling 7/22/03.....      8,422         794,944          805,829          10,885
Sale Contracts
Canadian Dollar,
settling 8/13/03.....     27,000      20,006,520       19,861,720         144,800
Mexican Peso,
settling 7/22/03.....    585,714      55,410,234       55,907,196        (496,962)
                                                                       ----------
                                                                        $(541,380)
                                                                       ----------

CALL OPTIONS WRITTEN (see Note C)
                                                Contracts(k)
                                                       (000)  U.S. $ Value
--------------------------------------------------------------------------------
Federal Republic of Brazil,
   11.00%, 8/17/40
   expiring July '03 @ $90.25
   (premium received $57,000)................          2,000    $ (74,000)

--------------------------------------------------------------------------------
12 o ACM INCOME FUND

CREDIT DEFAULT SWAP CONTRACTS (see Note C)

                              Notional                                Unrealized
                                Amount  Interest    Termination    Appreciation/
                                 (000)      Rate           Date   (Depreciation)
--------------------------------------------------------------------------------
Buy Contracts:
Deutsche Bank
Federal Republic of Brazil
  12.25%, 3/06/30...........   $ 2,900        17.00%    2/06/05     $(508,080)
Deutsche Bank
Republic of the Phillipines
  9.00%, 2/15/03............       550         6.10     2/14/08       (32,945)
Salomon Brothers, Inc.
Republic of Venezuela
  LIBOR# 0.875%, 12/18/07...       290        20.50     2/11/06       (73,422)
Salomon Brothers, Inc.
Republic of Venezuela
  1.875%, 12/18/07..........       290        21.25     2/11/05       (62,052)
Salomon Brothers, Inc.
Republic of Venezuela
  1.875%, 12/18/07..........       290        19.25     2/11/08       (88,238)
Salomon Brothers, Inc.
Republic of Venezuela
  1.875%, 12/18/07..........       290        20.00     2/11/07       (82,914)
Salomon Brothers, Inc.
Republic of Venezuela
  1.875%, 12/18/07..........       290        21.00     2/11/04       (40,716)
Sell Contracts:
Deutsche Bank
Federal Republic of Brazil
  12.25%, 3/06/30...........     1,000        14.50     3/08/08       204,100
Deutsche Bank
Federal Republic of Brazil
  12.25%, 3/06/30...........     2,900        17.85     2/06/08       936,990
Deutsche Bank
Republic of Romania
  8.50%, 5/08/12............     1,000         3.55     4/03/10         5,200
JP Morgan Chase
Russian Federation
  5.00%, 3/31/30............     1,000         3.20     6/25/13       (11,200)
JP Morgan Chase
Russian Federation
  5.00%, 3/31/30............     1,000         3.20     6/26/13       (11,200)
                                                                 ------------
                                                                     $235,523
                                                                 ------------


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 13

REVERSE REPURCHASE AGREEMENTS (see Note C)

                                               Interest
       Broker                  Maturity            Rate            Amount
      --------                 --------        --------       ------------
Greenwich Capital Markets   July 23, 2003         0.91%       $ 10,155,257
Greenwich Capital Markets   July 28, 2003         1.02         107,715,552
                                                              ------------
                                                              $117,870,809
                                                              ------------


See footnote summary on page 15.


--------------------------------------------------------------------------------
14 o ACM INCOME FUND

(a) Positions, or portion thereof, with an aggregate market value of $1,310,202,461 have been segregated to collateralize the loan outstanding.

(b) Positions, or portion thereof, with an aggregate market value of $119,820,000 have been segregated to collateralize reverse repurchase agreements.


(c) Positions, or portion thereof, with an aggregate market value of $511,691,580 have been segregated to collateralize open forward exchange currency contracts.

(d) Position, or portion thereof, with an aggregate market value of $1,810,000 has been segregated to collaterize the call option written.

(e) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2003, these securities amounted to $386,076,063 or 19.7% of net assets.

(f) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 2003.

(g) PIK (Paid-in-kind) preferred quarterly stock payments.

(h) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(i) Non-income producing security.

(j) Position with a market value of $4,991,222 has been segregated to collateralize margin requirements for the open futures contracts.

(k) One contract relates to principal amount of $1.

    Currency Abbreviations
    BRL     -Brazilian Real
    COP     -Colombian Peso
    DCB     -Debt Conversion Bonds
    MXP     -Mexican Peso
    TRL     -Turkish Lira

    Glossary of Terms:
    FHLMC   -Federal Home Loan Mortgage Corporation
    FLIRB   -Front Loaded Interest Rate Bond
    FRN     -Floating Rate Note
    PIK     -Payment In Kind
    TBA     -(To Be Assigned)-Securities are purchased on a forward commitment with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
    TIPS    -Treasury Inflation Protected Security


See notes to financial statements.


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 15

STATEMENT OF ASSETS & LIABILITIES
June 30, 2003 (unaudited)

Assets
Investments in securities,
  at value (cost $2,281,230,703) ....................       $2,612,185,896(a)
Repurchase agreement, at value (cost $13,100,000)....           13,100,000
Receivable for investment securities sold............          132,841,324
Collateral held for securities loaned................           49,718,580
Interest and dividends receivable....................           38,218,485
Net unrealized appreciation on credit default
   swap contracts....................................              235,523
Prepaid expenses.....................................              134,971
                                                           ---------------
Total assets.........................................        2,846,434,779
                                                           ---------------
Liabilities
Outstanding option written, at value
(premium received $57,000)...........................               74,000
Due to custodian.....................................            2,653,951
Loan payable.........................................          400,000,000
Payable for investment securities purchased..........          313,120,093
Reverse repurchase agreements........................          117,870,809
Payable for collateral received on securities loaned.           49,718,580
Advisory fee payable.................................            1,297,721
Variation margin on futures contracts................            1,239,141
Loan interest payable................................              731,971
Net unrealized depreciation on forward exchange
   currency contracts................................              541,380
Administrative fee payable...........................              232,659
Accrued expenses.....................................              455,730
                                                           ---------------
Total liabilities....................................          887,936,035
                                                           ---------------
Net Assets...........................................      $ 1,958,498,744
                                                           ---------------
Composition of Net Assets
Capital stock, at par................................      $     2,265,627
Additional paid-in capital...........................        2,115,378,095
Distributions in excess of net investment income.....          (32,336,049)
Accumulated net realized loss on investments,
   option contracts and foreign currency
   transactions......................................         (459,140,769)
Net unrealized appreciation of investments and
   foreign currency denominated assets and
   liabilities.......................................          332,331,840
                                                           ---------------
                                                           $ 1,958,498,744
                                                           ---------------
Net Asset Value Per Share
   (based on 226,562,702 shares outstanding)............             $8.64
                                                                     -----


(a) Includes securities on loan with a value of $47,569,560 (see Note E). See notes to financial statements.


--------------------------------------------------------------------------------
16 o ACM INCOME FUND

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2003 (unaudited)

Investment Income
Interest...............................  $   105,533,353
Dividends..............................          794,230   $   106,327,583
                                         ---------------
Expenses
Advisory fee...........................        7,987,549
Administrative fee.....................        1,403,888
Custodian..............................          269,834
Printing...............................          224,174
Transfer agency........................          182,832
Registration fee.......................          114,381
Audit and legal........................           66,183
Directors' fees........................           19,339
Miscellaneous..........................           58,055
                                         ---------------
Total expenses before interest.........       10,326,235
Interest expense.......................        5,823,970
                                         ---------------
Total expenses.........................                         16,150,205
                                                           ---------------
Net investment income..................                         90,177,378
                                                           ---------------
Realized and Unrealized Gain (Loss) on
Investment and Foreign Currency
Transactions Net realized gain (loss) on:
   Investment transactions.............                         (1,722,488)
   Written options.....................                            265,163
   Foreign currency transactions.......                          2,806,322
Net change in unrealized
appreciation/depreciation of:
   Investments.........................                        170,079,262
   Swap contracts .....................                            235,523
   Written options.....................                            (24,000)
   Futures contracts...................                          8,478,773
   Foreign currency denominated
     assets and liabilities............                         (1,114,141)
                                                           ---------------
Net gain on investment and
   foreign currency transactions.......                        179,004,414
                                                           ---------------
Net Increase in Net Assets
   from Operations.....................                    $   269,181,792
                                                           ---------------

See notes to financial statements.


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 17

STATEMENT OF CHANGES IN NET ASSETS



                                            Six Months
                                               Ended         Year Ended
                                           June 30, 2003    December 31,
                                            (unaudited)         2002
                                         ---------------   ---------------
Increase (Decrease) in Net Assets
from Operations
Net investment income..................  $    90,177,378   $   200,052,459
Net realized gain (loss) on investment
   and foreign currency transactions...        1,348,997      (120,290,580)
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities.....   177,655,417       136,284,119
                                         ---------------   ---------------
Net increase in net assets
   from operations.....................      269,181,792       216,045,998
Dividends and Distributions
to Shareholders from:
Net investment income..................     (102,865,690)     (191,884,640)
Tax return of capital..................               -0-      (15,245,936)
Common Stock Transactions
Reinvestment of dividends resulting in
   issuance of Common Stock............        7,018,649        11,353,634
                                         ---------------   ---------------
Total increase.........................      173,334,751        20,269,056
Net Assets
Beginning of period....................    1,785,163,993     1,764,894,937
                                         ---------------   ---------------
End of period..........................  $ 1,958,498,744   $ 1,785,163,993
                                         ---------------   ---------------


See notes to financial statements.


--------------------------------------------------------------------------------
18 o ACM INCOME FUND

STATEMENT OF CASH FLOWS
Six Months Ended June 30, 2003 (unaudited)


Increase (Decrease) in Cash from
Operating Activities:
Interest and dividends received........  $    83,681,643
Interest expense paid..................       (5,437,690)
Operating expenses paid................      (10,388,540)
                                         ---------------
Net increase in cash from
   operating activities...............                    $    67,855,413
Investing Activities:
Purchases of long-term investments.....   (3,568,734,109)
Proceeds from disposition of
   long-term investments.................. 3,564,224,881
Proceeds of short-term
   investments--net....................      351,799,576
Premiums paid on written options.......          (38,000)
Variation margin received on
   futures contracts...................       10,113,227
                                         ---------------
Net increase in cash from
   investing activities................                        357,365,575
Financing Activities*:
Cash dividends paid....................      (95,847,041)
Due to Custodian.......................        2,476,240
Proceeds from reverse repurchase
   agreements..........................     (331,850,187)
                                         ---------------
Net decrease in cash from
   financing activities................                       (425,220,988)
                                                           ---------------
Net decrease in cash....................                                -0-
Cash at beginning of period.............                                -0-
                                                           ---------------
Cash at end of period...................                   $            -0-
                                                           ---------------
Reconciliation of Net Increase in
Net Assets from Operations to
Net Increase in Cash from
Operating Activities:
Net increase in net assets from
   operations..........................                    $   269,181,792
Adjustments:
Decrease in interest and
   dividend receivable.................  $     4,100,601
Accretion of bond discount and
   amortization of bond premium........      (26,746,541)
Increase in interest payable...........          386,280
Decrease in accrued expenses...........          (62,305)
Net realized gain on investments, options
   and foreign currency transactions...       (1,348,997)
Net change in unrealized appreciation/
   depreciation of investments and
   foreign currency denominated assets
   and liabilities.....................     (177,655,417)
                                         ---------------
Total adjustments......................                       (201,326,379)
                                                           ---------------
Net Increase in Cash from Operating
   Activities.............................                 $    67,855,413
                                                           ---------------


* Non-cash financing activities not included herein consist of reinvestment of dividends.
   See notes to financial statements.


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 19

NOTES TO FINANCIAL STATEMENTS
June 30, 2003 (unaudited)

NOTE A
Significant Accounting Policies
ACM Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their


--------------------------------------------------------------------------------
20 o ACM INCOME FUND
original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions
Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income. Additionally, the Fund amortizes premium on debt securities as adjustments to interest income for financial statement reporting purposes only.

4. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 21

5. Dividends and Distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

6. Repurchase Agreements
The Fund's custodian or designated subcustodian will take control of securities as collateral under repurchase agreements and determine on a daily basis whether the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B
Advisory, Administrative Fees and Other Transactions with Affiliates
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly advisory fee in an amount equal to the sum of 1/12th of .30 of 1% of the Fund's average weekly net assets up to $250 million, 1/12th of .25 of 1% of the Fund's average weekly net assets in excess of $250 million, and 5.25% of the Fund's daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options and futures contracts less interest on money borrowed by the Fund) accrued by the Fund during the month. However, such monthly advisory fee shall not exceed in the aggregate 1/12th of 1% of the Fund's average weekly net assets during the month (approximately 1% on an annual basis).

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries on behalf of the Fund. During the six months ended June 30, 2003, the Fund reimbursed AGIS $13,060 for such costs.

Under the terms of an Administrative Agreement, the Fund pays its Administrator, UBS Global Asset Management (US) Inc. ("UBS Global AM"), a monthly fee equal to the annual rate of .18 of 1% of the Fund's average weekly net assets up to $100 million, .16 of 1% of the Fund's next $200 million of average weekly net assets, and .15 of 1% of the Fund's average weekly net assets in excess of $300 million. Such fee is accrued daily and paid monthly. UBS Global AM is an indirect wholly-owned asset management subsidiary of UBS AG. The Administrator prepares financial and regulatory reports for the Fund and provides other clerical services.


--------------------------------------------------------------------------------
22 o ACM INCOME FUND

NOTE C
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2003 were as follows:

                                             Purchases          Sales
                                         ---------------   ---------------
Investment securities (excluding
  U.S. government securities)............$   386,461,105   $   617,719,267
  U.S. government securities.............  3,038,386,861     2,955,336,624

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, written options, swap contracts and foreign currency transactions) are as follows:

Gross unrealized appreciation ..........................   $   342,200,422
Gross unrealized depreciation...........................       (11,245,229)
                                                           ---------------
Net unrealized appreciation.............................   $   330,955,193
                                                           ---------------
1. Financial Futures Contracts
The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments.

At the time the Fund enters into a future contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of a contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and at the time it was closed.

2. Forward Exchange Currency Contracts
The Fund may enter into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 23

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

3. Option Transactions
For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.


--------------------------------------------------------------------------------
24 o ACM INCOME FUND

Transactions in written options for the six months ended June 30, 2003, were as follows:
                                             Number of
                                             Contracts         Premium
                                               (000)          Received
                                         ---------------   ---------------
Options outstanding at
  December 31, 2002......................          1,000   $        19,000
Options written........................           25,003           447,274
Options terminated in closing purchase
  transactions...........................        (24,003)         (409,274)
                                         ---------------   ---------------
Options outstanding at
  June 30, 2003..........................          2,000   $        57,000
                                         ---------------   ---------------

4. Swap Agreements
The Fund may enters into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as a component of net change in unrealized appreciation/depreciation of investments. Realized gains and/or loss from terminated swap contracts are included in net realized gain or loss on investment transactions.

The Fund may enter into credit default swaps. A sell/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the Counterparty at par and take/(deliver) the principal amount (the "Notional Amount") of the referenced obligation. During the term of the swap agreement, the Fund receives/(pays) semi-annual fixed interest payments from/(to) the respective Counterparty, calculated at the agreed upon interest rate applied to the Notional Amount.


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 25

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the referenced obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

5. Reverse Repurchase Agreements
Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the six months ended June 30, 2003, the average amount of reverse repurchase agreements outstanding was approximately $478,092,141 and the daily weighted average annual interest rate was 1.81%.

NOTE D
Capital Stock
There are 300,000,000 shares of $0.01 par value common stock authorized, of which 226,562,702 shares were outstanding at June 30, 2003. During the six months ended June 30, 2003 and the year ended December 31, 2002, the Fund issued 838,422 and 1,507,419 shares, respectively, in connection with the Fund's dividend reinvestment plan.

NOTE E
Securities Lending
The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent may invest the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss


--------------------------------------------------------------------------------
26 o ACM INCOME FUND
resulting from a borrower's failure to return a loaned security when due. As of June 30, 2003, the Fund had loaned securities with a value of $47,569,560 and received cash collateral of $49,718,580, which was invested in a money market fund as included in the footnotes to the accompanying portfolio of investments. For the six months ended June 30, 2003, the Fund earned fee income of $44,720 which is included in interest income in the accompanying statement of operations.

NOTE F
Bank Borrowing
The Fund participated in a credit facility for a commercial paper asset securitization program with Societe Generale ("SG") as Administrative Agent, and Barton Capital Corporation ("Barton") as lender. The credit facility was increased to a maximum of $400 million in January 2002. Under the SG Program, Barton will fund advances to the Fund through the issuance of commercial paper rated A-1+ by Standard & Poor's Ratings Services and P-1 by Moody's Investors Service, Inc. The collateral value must be at least 171% of outstanding borrowings. The borrowings under the SG program are secured by the pledging of the Fund's portfolio securities as collateral. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper. The weighted average annual interest rate was 1.30% and the average borrowing was $400,000,000 for the six months ended June 30, 2003. At June 30, 2003, the interest rate in effect was 1.29% and the amount of borrowings outstanding was $400,000,000.

NOTE G
Concentration of Risk
Investing in securities of foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future adverse political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States Government.

The Fund invests in the Sovereign Debt Obligations of countries that are considered emerging market countries at the time of purchase.Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economics of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 27

NOTE H
Distributions to Shareholders
The tax character of distributions to be paid for the year ending December 31, 2003 will be determined at the end of the current fiscal year. Based on the operations of the Fund as of the semi-annual date, and its distribution policy, the Fund may have a non-taxable distribution at year end. The tax character of distributions paid during the fiscal years ended December 31, 2002 and December 31, 2001 were as follows:

                                               2002            2001
                                         --------------   ---------------
Distributions paid from:
   Ordinary income....................   $  191,884,640   $   143,680,532
                                         --------------   ---------------
Total taxable distributions...........      191,884,640       143,680,532
Tax return of capital.................       15,245,936                -0-
                                         --------------   ---------------
Total distributions paid..............   $  207,130,576   $   143,680,532(a)
                                         --------------   ---------------

As of December 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses...................   $   (443,493,716)(b)
Unrealized appreciation/(depreciation).................        118,032,834(c)
                                                          ----------------
Total accumulated earnings/(deficit)...................   $  (325,460,882)
                                                          ----------------

(a) Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

(b) On December 31, 2002, the Fund had a net capital loss carryforward of $430,445,919 of which $2,680,733 expires in the year 2003, $79,155 expires in the year 2004, $34,157,206 expires in the year 2005, $131,355,099 expires in the year 2006, $67,513,083 expires in the year 2007, $8,878,672 expires in the year 2008, $48,113,872 expires in the year 2009 and $137,668,099 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, it is anticipated such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Fund's merger with ACM Government Securities Fund and ACM Government Spectrum Fund in December 2000, may apply. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2002, the Fund deferred to January 1, 2003, post October capital losses of $12,301,068 and post October currency losses of $746,729.

(c) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments and the difference between book and tax amortization methods for premium.


--------------------------------------------------------------------------------
28 o ACM INCOME FUND

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                   Six Months
                                                        Ended
                                                     June 30,
                                                         2003                     Year Ended December 31,
                                                                      ------------------------------------------------------------
                                                  (unaudited)         2002        2001(a)           2000         1999         1998
                                                  ---------------------------------------------------------------------------------
Net asset value, beginning of period ..........       $ 7.91       $  7.87        $  8.45        $  7.64      $  8.80      $ 10.51
                                                  ---------------------------------------------------------------------------------
Income From Investment Operations
Net investment income(b) ......................          .40           .89            .76            .70          .79          .88
Net realized and unrealized gain (loss)
   on investment and foreign
   currency transactions... ...................          .79           .07           (.11)           .91        (1.11)       (1.71)
                                                  ---------------------------------------------------------------------------------
Net increase (decrease) in net
   asset value from operations ................         1.19           .96            .65           1.61         (.32)        (.83)
                                                  ---------------------------------------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income ..........         (.46)         (.85)          (.77)          (.70)        (.79)        (.88)
Distributions in excess of net
   investment income....... ...................           -0-           -0-          (.07)          (.10)        (.05)          -0-
Tax return of capital .........................           -0-         (.07)            -0-            -0-          -0-          -0-
                                                  ---------------------------------------------------------------------------------
Total dividends and distributions .............         (.46)         (.92)          (.84)          (.80)        (.84)        (.88)
                                                  ---------------------------------------------------------------------------------
Less: Fund Share Transactions
Dilutive effect of rights offering ............           -0-           -0-          (.32)            -0-          -0-          -0-
Offering costs charged to paid-in-
   capital in excess of par ...................           -0-           -0-          (.07)            -0-          -0-          -0-
                                                  ---------------------------------------------------------------------------------
Total fund share transactions .................           -0-           -0-          (.39)            -0-          -0-          -0-
                                                  ---------------------------------------------------------------------------------
Net asset value, end of period ................      $  8.64        $ 7.91        $  7.87        $  8.45      $  7.64   $     8.80
                                                  ---------------------------------------------------------------------------------
Market value, end of period ...................        $9.49        $ 8.46        $  7.30        $  7.50      $  6.50   $     9.13
                                                  =================================================================================
Total Investment Return
Total investment return based on:(c)
  Market value.......... ......................        18.41%        30.60%          7.80%         28.97%      (20.84)%      (9.25)%
  Net asset value....... ......................        15.30%        13.27%          3.11%         23.58%       (3.53)%      (8.38)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .....   $1,958,499    $1,785,164     $1,764,895     $1,390,542     $448,735     $512,296
Ratio to average net assets of:
  Expenses.............. ......................         1.76%(d)      1.87%          2.31%          2.54%        2.37%        2.09%
  Expenses, excluding interest expense(e) .....         1.12%(d)      1.26%          1.18%          1.19%        1.19%        1.12%
  Net investment income. ......................         9.08%(d)     11.69%          9.33%          9.40%        9.80%        9.04%
Portfolio turnover rate. ......................          140%          414%           676%           538%         368%         409%
Asset coverage ratio.... ......................          493%          376%           379%           339%         325%         325%
Bank borrowing outstanding (in millions) ......   $      400    $      400     $      300     $      300     $     90     $     90


(a) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide Audits of Investment Companies, and began amortizing premium on debt securities for financial reporting purposes only. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $.05, decrease net realized and unrealized loss on investment transactions per share by $.05, and decrease the ratio of net investment income to average net assets from 9.92% to 9.33%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(b) Based on average shares outstanding.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(d) Annualized.

(e) Net of interest expense of .64%, .61%, 1.13%, 1.35%, 1.18% and .97%, respectively, on borrowings (see Notes C, E and F).

--------------------------------------------------------------------------------

                                                            ACM INCOME FUND o 29

ADDITIONAL INFORMATION
(unaudited)

Supplemental Proxy Information
A Special Annual Meeting of Shareholders of ACM Income Fund, Inc. was held on March 20, 2003. A description of each proposal and number of shares voted at the meeting are as follows:


                                                                             Voted
                                                                          Abstain/
                                                                         Authority
                                                            Voted For     Withheld
----------------------------------------------------------------------------------
1. To elect two Directors of     Class Directors
   ACM I for a term of three     (terms expire in 2006)
   years and until his or her    John D. Carifa           205,721,471     3,546,071
   successor is duly elected     Ruth Block               205,274,740     3,992,803
   and qualifies.


                                                        Voted
                                                     Abstain/
                                           Voted    Authority
                          Voted For      Against     Withheld      No Vote
--------------------------------------------------------------------------------
2. To approve, if properly
   presented, a stockholder
   proposal recommending
   termination of the
   Investment Management
   Agreement and
   other actions.        15,139,646   64,162,612    6,048,623  123,916,661


--------------------------------------------------------------------------------
30 o ACM INCOME FUND

BOARD OF DIRECTORS


John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)


OFFICERS
Kathleen A. Corbet, Senior Vice President
Andrew M. Aran, Vice President
Paul J. DeNoon, Vice President
S. Sean Kelleher, Vice President
Michael L. Mon, Vice President
Douglas J. Peebles, Vice President
Michael A. Snyder, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Administrator
UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, NY 10019

Dividend Paying Agent, Transfer Agent
and Registrar
Equiserve Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Independent Auditors
Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004



(1) Member of the Audit Committee.

    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

    This report, including the financial statements herein, is transmitted to the shareholders of ACM Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 31

MANAGEMENT OF THE FUND
(unaudited)

Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                   PORTFOLIOS
                                                                     IN FUND                      OTHER
NAME, AGE OF DIRECTOR,           PRINCIPAL                           COMPLEX                   DIRECTORSHIPS
      ADDRESS                  OCCUPATION(S)                       OVERSEEN BY                     HELD BY
(YEARS OF SERVICE*)         DURING PAST 5 YEARS                      DIRECTOR                      DIRECTOR
------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR
John D. Carifa, **, 58      President, Chief Operating                 113                          None
1345 Avenue of the          Officer and a Director of Alliance
Americas                    Capital Management Corporation
New York, NY 10105 (1)      ("ACMC"), with which he has been
                            associated with since prior to 1998.

DISINTERESTED DIRECTORS
Ruth Block, #+, 72          Formerly an Executive Vice                  94                          None
P.O. Box 4623               President and Chief Insurance
Stamford, CT 06903 (1)      Officer of The Equitable Life
                            Assurance Society of the United
                            States; Chairman and Chief
                            Executive Officer of Evlico.
                            Formerly a Director of Avon,
                            BP Amoco Corporation (oil and
                            gas), Ecolab Incorporated
                            (specialty chemicals), Tandem
                            Financial Group and  Donaldson,
                            Lufkin & Jenrette Securities
                            Corporation. Formerly Governor
                            at Large National Association of
                            Securities Dealers, Inc.

David H. Dievler, #+, 73    Independent Consultant. Until               98                          None
P.O. Box 167                December 1994, Senior Vice
Spring Lake, NJ 07762 (1)   President of ACMC responsible
                            for mutual fund administration.
                            Prior to joining ACMC in 1984,
                            Chief Financial Officer of Eberstadt
                            Asset Management since 1968. Prior
                            to that, Senior Manager at
                            Price Waterhouse & Co. Member
                            of the American Institute of
                            Certified Public
                            Accountants since 1953.

John H. Dobkin, #+, 61      Consultant. Formerly a President            95                          None
P.O. Box 12                 of Save Venice, Inc. from 2001-
Annandale, NY 12504 (1)     2002, Senior Advisor from June
                            1999-June 2000 and President of
                            Historic Hudson Valley
                            from December 1989-May 1999.
                            Previously, Director of the
                            National Academy of Design and
                            during 1988-1992, Director
                            and Chairman of the Audit
                            Committee of ACMC.


--------------------------------------------------------------------------------
32 o ACM INCOME FUND


                                                                   PORTFOLIOS
                                                                     IN FUND                      OTHER
NAME, AGE OF DIRECTOR,           PRINCIPAL                           COMPLEX                   DIRECTORSHIPS
      ADDRESS                  OCCUPATION(S)                       OVERSEEN BY                     HELD BY
(YEARS OF SERVICE*)         DURING PAST 5 YEARS                      DIRECTOR                      DIRECTOR
------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

William H. Foulk, Jr., #+, 70      Investment Adviser and              110                          None
2 Sound View Drive                 Independent Consultant. Formerly
Suite 100                          Senior Manager of Barrett
Greenwich, CT 06830 (1)            Associates, Inc., a registered
                                   investment adviser, with which
                                   he had been associated
                                   since prior to 1998. Formerly
                                   Deputy Comptroller of the
                                   State of New York and, prior
                                   thereto, Chief Investment
                                   Officer of the New York Bank
                                   for Savings.


Clifford L. Michel, #+, 64         Senior Counsel of the law firm of    94                    Placer Dome, Inc.
15 St. Bernard's Road              Cahill Gordon & Reindel since
Gladstone, NJ 07934 (1)            February 2001 and a partner of
                                   that firm for more than twenty-five
                                   years prior thereto. President and Chief
                                   Executive Officer of Wenonah Development
                                   Company (investments) and a Director of
                                   Placer Dome, Inc. (mining).

Donald J. Robinson, #+, 69         Senior Counsel of the law firm of    93                          None
98 Hell's Peak Road                Orrick, Herrington & Sutcliffe LLP
Weston, VT 05161 (1)               since prior to 1998. Formerly a
                                   senior partner and a member of the
                                   Executive Committee of
                                   that firm. Formerly a member and
                                   Chairman of the Municipal
                                   Securities Rulemaking Board and
                                   a Trustee of the Museum of
                                   the City of New York.


** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.
#  Member of the Audit Committee.
+  Member of the Nominating Committee.

--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 33

Officer Information
Certain information concerning the Fund's Officers is listed below.

    NAME,                             POSITION(S)                                 PRINCIPAL OCCUPATION
ADDRESS* AND AGE                     HELD WITH FUND                               DURING PAST 5 YEARS**
--------------------------------------------------------------------------------------------------------------

John D. Carifa, 58                 Chairman & President                   See biography above.

Marilyn G. Fedak, 56               Senior Vice President                  Executive Vice President and
                                                                          Chief Investment Officer of
                                                                          U.S. International and Global
                                                                          Investment and support team
                                                                          since June 2003. Chief Investment
                                                                          Officer of U.S. Large Capitalization
                                                                          Value Equities of ACMC since
                                                                          October 2000. Prior thereto, Chief
                                                                          Investment Officer and Chairman of
                                                                          the U.S. Equity Investment Policy
                                                                          Group at Sanford C. Bernstein
                                                                          & Co., Inc. ("Bernstein") since
                                                                          prior to 1998.

James, G. Reilly, 42               Senior Vice President                  Executive Vice President of ACMC,
                                                                          with which he has been associated
                                                                          since prior to 1998.

Lewis A. Sanders, 56               Senior Vice President                  Chief Executive Officer of ACMC since
                                                                          July 2003. Prior thereto, he was Vice
                                                                          Chairman and Chief Investment Officer of
                                                                          ACMC since October 2000 and Chief
                                                                          Executive Officer of Sanford C. Bernstein &
                                                                          Co, since prior to 1998.

Thomas J. Bardong, 58              Vice President                         Senior Vice President of ACMC, with
                                                                          which he has been associated since
                                                                          prior to 1998.

Seth J. Masters, 44                Vice President                         Senior Vice President and Chief Investment
                                                                          Officer of Style Blend Services at
                                                                          ACMC, with which he has been associated
                                                                          since October 2000. Prior thereto, he
                                                                          was Chief Investment Officer for Emerging
                                                                          Market Value at Bernstein since prior
                                                                          to 1998.

Edmund P. Bergan, Jr., 53          Secretary                              Senior Vice President and General
                                                                          Counsel of AllianceBernstein Investment
                                                                          Research and Management, Inc. ("ABIRM")
                                                                          and Alliance Global Investor Services,
                                                                          Inc. ("AGIS"), with which he has been
                                                                          associated since prior to 1998.


--------------------------------------------------------------------------------
34 o ACM INCOME FUND


    NAME,                             POSITION(S)                                 PRINCIPAL OCCUPATION
ADDRESS* AND AGE                     HELD WITH FUND                               DURING PAST 5 YEARS**
--------------------------------------------------------------------------------------------------------------

Mark D. Gersten, 52                Treasurer and Chief                    Senior Vice President of AGIS and a
                                   Financial Officer                      Vice President of ABIRM, with which he
                                                                          has been associated since prior to 1998.

Vincent S. Noto, 38                Controller                             Vice President of AGIS, with which he
                                                                          has been associated since prior to 1998.



* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

** ACMC, ABIRM and AGIS are affiliates of the Fund.

   The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 1-800-227-4618 for a free prospectus or SAI.

--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 35

ALLIANCEBERNSTEIN FAMILY OF FUNDS


U.S. Growth Funds
Growth Fund
Health Care Fund
Mid-Cap Growth Fund
Premier Growth Fund
Quasar Fund
Technology Fund

Value Funds
Balanced Shares
Disciplined Value Fund
Global Value Fund
Growth & Income Fund
International Value Fund
Real Estate Investment Fund
Small CapValue Fund
Utility Income Fund
Value Fund

Blended Style Series
U.S. Large Cap Portfolio

Global & International Stock Funds
All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series
Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Taxable Bond Funds
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds
National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


AllianceBernstein also offers AllianceBernstein Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

To obtain a prospectus for any AllianceBernstein fund, call your investment professional, or call AllianceBernstein at (800) 227-4618 or visit our web site at www.alliancebernstein.com.


--------------------------------------------------------------------------------
36 o ACM INCOME FUND

SUMMARY OF GENERAL INFORMATION




ACM Income Fund Shareholder Information
The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 432-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation "ACMIn." The Fund's NYSE trading symbol is "ACG." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Sunday in The New York Times and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan
A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund Shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Equiserve Trust Company, N.A. at (800) 219-4218.


-------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 37

ACM INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

[LOGO] AllianceBernstein(SM)
       Investment Research and Management


(SM) This service mark used under license from the owner, Alliance Capital Management L.P.

INCSR0603




ITEM 2.  CODE OF ETHICS.

Not applicable when filing a Semi-Annual report to shareholders.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a Semi-Annual report to shareholders.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a Semi-Annual report to shareholders.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a Semi-Annual report to shareholders.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a Semi-Annual report to shareholders.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

     Exhibit No.    DESCRIPTION OF EXHIBIT

     10 (b) (1)     Certification of Principal Executive Officer Pursuant to
                    Section 302 of the Sarbanes-Oxley Act of 2002

     10 (b) (2)     Certification of Principal Financial Officer Pursuant to
                    Section 302 of the Sarbanes-Oxley Act of 2002

     10 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ACM Income Fund, Inc.

By:      /s/John D. Carifa
         ---------------------------------
         John D. Carifa
         President

Date:  August 22, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/John D. Carifa
         ---------------------------------
         John D. Carifa
         President

Date: August 22, 2003

By:      /s/Mark D. Gersten
         -------------------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date: August 22, 2003